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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 2000


                          GLOBALNET FINANCIAL.COM, INC.
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               (Exact Name of Registrant as Specified in Charter)

DELAWARE                            33-21443                      06-1489574
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(State or Other Juris-          (Commission File                (IRS Employer
diction of Incorporation)           Number)                  Identification No.)


7284 W. PALMETTO PARK ROAD, SUITE 210, BOCA RATON, FLORIDA    33433
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(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (561) 417-8053
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)















                                Page 1 of 4 Pages
                        (Exhibit Index appears on page 4)


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Item 5.  Other Events

On December 18, 2000, the Board of Directors of GlobalNetFinancial.com, Inc. (the "Company") adopted certain amendments to the Bylaws of the Company. The Amended and Restated Bylaws of the Company are attached hereto as Exhibit 3(ii)(a) and the Resolutions adopted by the Board of Directors approving the Bylaw amendments are attached hereto as Exhibit 3(ii)(b).

Item 7.  Financial Statements and Exhibits.


(c)  EXHIBIT NO.    DESCRIPTION
     -----------    -----------

      3(ii)(a)      Amended and Restated Bylaws of the Company

      3(ii)(b)      Resolutions Adopted by the Board of Directors of the Company


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBALNET FINANCIAL.COM, INC.



Date:  January 23, 2001                     By:   /S/ MONIQUE MACLAREN
                                                 ----------------------------
                                                  Name:  Monique MacLaren
                                                  Title:    Secretary


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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

                                     EXHIBIT
                                     -------



         3(ii)(a)   Amended and Restated Bylaws of the Company

         3(ii)(b)   Resolutions Adopted by the Board of Directors of the Company







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